SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004

               SKYLYNX COMMUNICATIONS, INC.,
 (Exact name of registrant as specified in its charter)

Delaware	0-27635	37-1465836
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

500 John Ringling Boulevard, Sarasota, Florida 34242
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 388-2882

________________________________________________
(Former name or former address, if changed since last report)
ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

       Effective September 2, 2004, Steven R. Jesson resigned as a member of the Board of Directors of SkyLynx Communications, Inc. (the "Company").

       A copy of Mr. Jesson's letter effecting his resignation is filed herewith as Exhibit 1.0.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(b)	Exhibit
Item	Title
1.0	Letter from Steven R. Jesson to the Company dated September 2, 2004

SIGNATURE

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKYLYNX COMMUNICATIONS, INC.
Date: September 3, 2004	By: /s/ Gary L. Brown Gary L. Brown, President and Chief Executive Officer